Exhibit 99.1

ANNOUNCEMENT OF NOTICE TO SHIRE OF ABBVIE BOARD INTENTION TO RECONSIDER RECOMMENDATION

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

For immediate release	October 14, 2014

AbbVie Inc. (“AbbVie”) announces it has notified Shire plc (“Shire”) of its Board of Directors’ intention to reconsider the recommendation made on July 18, 2014 that AbbVie stockholders adopt the merger agreement needed to complete the proposed combination of AbbVie and Shire.

AbbVie’s Board will consider, among other things, the impact of the U.S. Department of Treasury’s proposed unilateral changes to the tax regulations announced on September 22, 2014, including the impact to the fundamental financial benefits of the transaction.

Accordingly, AbbVie has notified Shire under the Co-operation Agreement that AbbVie’s Board of Directors intends to meet to consider whether to withdraw or modify its recommendation. Under the Agreement, AbbVie must provide three business days’ notice of any intention to consider a change in recommendation. Accordingly, AbbVie’s Board plans to meet on October 20, 2014, unless Shire agrees to waive the notice.

At this time, AbbVie’s Board of Directors has not withdrawn or modified its recommendation to AbbVie stockholders. Under the conditions of AbbVie’s offer and the terms of the Co-operation Agreement, if AbbVie’s Board of Directors was to withdraw or modify its recommendation, the withdrawal or modification alone would not cause a lapse of AbbVie’s offer or terminate the Co-operation Agreement. Unless Shire and the UK Takeover Panel agree otherwise, AbbVie must convene an AbbVie stockholder meeting to consider the adoption of the U.S. merger agreement. AbbVie’s offer will lapse if the company’s stockholders do not adopt the agreement.

A further announcement will be made as appropriate.

In accordance with Rule 30.4 of The City Code on Takeovers and Mergers issued by the Panel on Takeovers and Mergers (the “Code”), a copy of this announcement can be found on AbbVie’s website at http://www.abbvieinvestor.com/phoenix.zhtml?c=251551&p=irol-disclaimer-documents.

Inquiries:

AbbVie investor contacts

Larry Peepo (Tel: +1 847 935 6722)

AbbVie media contacts

Jennifer Smoter (Tel: +1 847 935 8865)

J.P. Morgan (Financial Adviser)

Jeffrey Hoffman / Henry Gosebruch / Ben Wallace (New York, Tel: +1 212 270 6000)

Laurence Hollingworth / Dwayne Lysaght / James Robinson (London, Tel: +44 207 742 4000)

Richard Jacques

Brunswick Group, UK

+1 44 7974 982557

About AbbVie

AbbVie is a global, research-based biopharmaceutical company formed in January 2013 following separation from AbbVie Parent. The company’s mission is to use its expertise, dedicated people and approach to innovation to develop and market advanced therapies that address some of the world’s most complex and serious diseases. AbbVie employs approximately 25,000 people worldwide and markets medicines in more than 170 countries. AbbVie is traded on the New York Stock Exchange under “ABBV”. Additional information is available on the company’s website at www.AbbVie.com.

J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Limited (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised and regulated by the Financial Conduct Authority in the United Kingdom) (collectively, “J.P. Morgan”), is acting exclusively for AbbVie and no one else in connection with the Transaction and will not be responsible to anyone other than AbbVie for providing the protections afforded to clients of J.P. Morgan or its affiliates nor for providing advice in relation to the Transaction or any other matters referred to in this announcement.

Offer or Solicitation

This release is provided for informational purposes only and does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this release in any jurisdiction in contravention of applicable law.

Additional Information and Where to Find It

In furtherance of the combination, AbbVie Private Limited (“New AbbVie”) has filed with the SEC a registration statement on Form S-4 containing a preliminary Proxy Statement of AbbVie that also constitutes a preliminary Prospectus of New AbbVie relating to the New AbbVie shares to be issued to New AbbVie stockholders in the combination. In addition, AbbVie, New AbbVie and Shire may file additional documents with the SEC. INVESTORS AND SECURITY HOLDERS OF ABBVIE AND SHIRE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Those documents, when filed, as well as AbbVie’s and New AbbVie’s other public filings with the SEC may be obtained without charge at the SEC’s website at www.sec.gov, at AbbVie’s website at www.AbbVieinvestor.com and at Shire’s website at www.Shire.com. AbbVie plans to mail its stockholders the definitive proxy statement/prospectus after the registration statement on Form S-4 is declared effective by the SEC. It is expected that the New AbbVie shares to be issued to Shire shareholders under a scheme of arrangement will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof.

Participants in the Solicitation

AbbVie, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the transactions contemplated by the proxy statement/prospectus. Information about the directors and executive officers of AbbVie is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 21, 2014, and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 24, 2014. Other information regarding potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus filed with the SEC.

Forward-Looking Statements

This announcement contains certain forward-looking statements with respect to a combination involving AbbVie and Shire. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that necessary regulatory approvals or stockholder approvals will not be obtained or any of the other conditions to the combination will not be satisfied, adverse effects on the market price of AbbVie shares and on AbbVie’s or Shire’s operating results because of a failure to complete the combination, failure to realise the expected benefits of the possible combination, negative effects relating to the announcement of the possible combination or any further announcements relating to the possible combination or the consummation of the possible combination on the market price of AbbVie shares or Shire shares, significant transaction costs and/or unknown liabilities, general economic and business conditions that affect the combined companies following the consummation of the possible combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business combinations or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of AbbVie’s or, as the case may be, Shire’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this release could cause AbbVie’s plans with respect to Shire, AbbVie’s or Shire’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this release are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this release. Additional information about economic, competitive, governmental, technological and other factors that may affect AbbVie is set forth in Item 1A, “Risk Factors,” in AbbVie’s 2013 Annual Report on Form 10-K and in Item 1A, “Risk Factors” of Part II of AbbVie’s second quarter 2014 Quarterly Report on Form 10-Q, which have been filed with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this release.  Neither AbbVie nor Shire undertakes any obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.